UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

612 Paddock Lane

Libertyville, Illinois         60048

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

612 Paddock Lane

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (847) 573-0365

Date of fiscal year end: March 31

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2007

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

The Forester Value Fund

Shareholder Letter

September 30, 2007

Debt.  Leverage.  It can add to investors returns on the way up, and decimate it on the way down.  Some of the more highly leveraged stocks in the market are finding out about this.  Namely the financial stocks.

We are currently traversing some rough water.  The current credit crunch is continuing unabated.  We have been watching this since 2006, wondering when the market would figure it out.  We believe that the market is just beginning to figure it out now and that it should show up on in the equity indices over the next 6-12 months.

As a little background, the problem facing the stock market is one of leverage and greed in the credit markets.  This leverage magnifies the losses that banks and hedge funds realize from the pools of loans that investors (other banks, hedge funds and pension funds) have bought.  The greed part was stretching for extra yield without knowing what the risks were.

As losses show up in the underlying pool of loans they are quickly magnified 10 times depending on what “tranche” of the pool is held.  The loss is even more magnified if the original investment was leveraged as well.

The losses have caused the collapse of much of the securitization market.  Subprime mortgages and Alt A mortgages used to be originated and sold off to the securitization market.  Now there are no buyers for these loans, so the originating mortgage companies are going bankrupt, such as American Home Mortgage and New Century.  Subprime and Alt A we almost 40% of the mortgage market in 2006.  That market is now closed.

As a result there are fewer home buyers that can qualify for a loan so there are fewer home sales, more home inventory and lower prices.  The lower prices mean that there is less equity to extract in order to consume so consumption will probably be weak going forward.

Banks and hedge funds have been losing money on many of their mortgage related securities and this reduces their ability to lend, also reducing consumption.  This also makes it harder for companies to borrow and increases the cost of such borrowings.  The LBO market, which has kept stock prices high is greatly reduced, removing its past support.  Banks are having a difficult time selling off the loans that they made earlier in the year because the original rates and terms were much too favorable, so the banks are taking losses on the loans.

We are transitioning from extremely loose credit to much tighter credit.  Eventually this will hit company earnings and the stock market.  We believe that it is starting now.

About 5 months ago we have lowered our exposure to Financials from about 17% to 8%.  Currently it is closer to 5%.  We have also increased our put exposure to protect the fund.  We are trying to be one of the safer funds during this rough stretch.

We look to add to our Financial exposure at much more favorable prices.

Thank you for investing with us.

Sincerely,

/s/ Thomas H. Forester

Thomas H. Forester

President

The Forester Value Fund

Portfolio Illustration

September 30, 2007

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Forester Value Fund
	Schedule of Investments
	September 30, 2007 (Unaudited)

Shares		Value

COMMON STOCKS - 66.86%

Bottled & Canned Soft Drinks - 3.22%
4,400	Coca Cola Enterprises, Inc.	$ 106,568

Canned, Frozen & Preserved Fruit, & Food Specialties - 2.63%
1,880	Heinz H.J. Co.	86,856

Crude Petroleum & Natural Gas - 2.19%
1,000	Eog Resources, Inc.	72,330

Electric Services - 2.50%
980	Dominion Resources, Inc.	82,614

Fire, Marine & Casualty Insurance - 3.71%
700	American International Group, Inc.	47,355
1,500	Travelers Companies, Inc.	75,510
		122,865
Food And Kindred Products - 2.10%
2,320	Sara Lee Corp.	38,721
892	Kraft Foods, Inc.	30,783
		69,504
Gas & Other Services Combined - 1.58%
900	Sempra Energy	52,308

Men's & Boys' Furnishings, Work Clothing & Allied Garment - 1.46%
600	V.F. Corp.	48,450

National Commercial Banks - 4.45%
1,000	Citigroup, Inc.	46,670
1,000	Bank Of America Corp.	50,270
1,000	Wachovia Corp.	50,150
		147,090
Natural Gas Transmission - 1.03%
2,000	El Paso Corp.	33,940

Petroleum Refining - 6.43%
1,250	Chevron Corp.	116,975
1,090	Conocophillips	95,669
		212,644
Pharmaceutical Preparations - 11.20%
5,060	Pfizer, Inc.	123,616
1,900	Johnson & Johnson	124,830
2,740	Wyeth	122,067
		370,513
Plastic Materials, Synthetic Resin & Nonvulcan Elastomers - 1.30%
1,000	Dow Chemical Co.	43,060

Public Building & Related Furniture - 3.57%
1,000	Johnson Controls, Inc.	118,110

Railroads, Line-Haul Operating - 0.78%
500	Norfolk Southern Corp.	25,955

Retail-Eating Places - 3.29%
2,000	McDonalds Corp.	108,940

Retail-Family Clothing Stores - 0.56%
1,000	Gap, Inc.	18,440

Retail-Grocery Stores - 3.39%
3,930	Kroger Co.	112,084

Retail-Variety Stores - 1.32%
1,000	Wal-Mart Stores, Inc.	43,650

Ship & Boat Building & Repairing - 3.45%
1,350	General Dynamics Corp.	114,034

Telephone Communications - 1.55%
2,700	Sprint Nextel Corp.	51,300

Tobacco Products - 2.71%
1,290	Altria Group, Inc.	89,694

Wholesale-Drugs, Proprietaries - 2.44%
1,290	Cardinal Health, Inc.	80,664

TOTAL FOR COMMON STOCKS (Cost $1,799,637) - 66.86%		$ 2,211,613

PUT OPTIONS

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	S&P 100 Index
4,000	December 2007 Put @ 640.00	$ 20,400

	S&P 100 Index
5,000	December 2007 Put @ 660.00	40,000

	S&P 100 Index
4,000	October 2007 Put @ 700.00	22,000

	Total (Premiums Paid $151,195) - 2.49%	$ 82,400

SHORT TERM INVESTMENTS - 30.51%
1,009,348	Huntington Money Market Fund IV 4.19% ** (Cost $1,009,348)	1,009,348

TOTAL INVESTMENTS (Cost $2,960,180) - 99.86%		$ 3,303,361

OTHER ASSETS LESS LIABILITIES - 0.14%		4,667

NET ASSETS - 100.00%		$ 3,308,028

** Variable rate security; the coupon rate shown represents the yield at September 30, 2007.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $2,960,180)	$ 3,303,361
Cash	1,570
Receivables:
Dividends and Interest	6,568
Total Assets	3,311,499
Liabilities:
Accrued Management Fees	3,471
Total Liabilities	3,471
Net Assets	$ 3,308,028

Net Assets Consist of:
Paid In Capital	$ 3,298,182
Accumulated Undistributed Net Investment Income	60,743
Accumulated Undistributed Realized Loss on Investments	(394,078)
Unrealized Appreciation in Value of Investments	343,181
Net Assets, for 300,505 Shares Outstanding	$ 3,308,028

Net Asset Value Per Share	$ 11.01

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Dividends	$ 28,448
Interest	16,760
Total Investment Income	45,208

Expenses:
Advisory Fees (Note 3)	23,407
Total Expenses	23,407

Net Investment Income	21,801

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on:
Investments	73,320
Options	(182,086)
Net Change in Unrealized Depreciation on Investments	(86,919)
Realized and Unrealized Loss on Investments	(195,685)

Net Decrease in Net Assets Resulting from Operations	$ (173,884)

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the Year
	Ended	Ended
	9/30/2007	3/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 21,801	$ 52,852
Net Realized Gain (Loss) on Investments	73,320	(139,942)
Net Realized Loss on Options	(182,086)	(110,202)
Unrealized Appreciation (Depreciation) on Investments	(86,919)	322,262
Net Increase (Decrease) in Net Assets Resulting from Operations	(173,884)	124,970

Distributions to Shareholders:
Net Investment Income	0	(23,629)
Realized Gains	0	0
Total Dividends and Distributions Paid to Shareholders	0	(23,629)

Capital Share Transactions (Note 6)	(175,566)	531,477

Total Increase (Decrease) in Net Assets	(349,450)	632,818

Net Assets:
Beginning of Period	3,657,478	3,024,660

End of Period (Including Undistributed Net Investment Income of $60,743
and $38,941, respectively)	$ 3,308,028	$ 3,657,478

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	9/30/2007		3/31/2007	3/31/2006	3/31/2005	3/31/2004	3/31/2003

Net Asset Value, at Beginning of Period	$ 11.60		$ 11.26	$ 10.91	$ 10.01	$ 10.02	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.07		0.16	0.12	0.11	0.03	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.66)		0.25	0.30	2.21	(0.01)	0.48
Total from Investment Operations	(0.59)		0.41	0.42	2.32	0.02	0.57

Distributions:
Net Investment Income	0.00		(0.07)	(0.07)	(1.42)	(0.03)	(0.55)
Realized Gains	0.00		0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00		(0.07)	(0.07)	(1.42)	(0.03)	(0.55)

Net Asset Value, at End of Period	$ 11.01		$ 11.60	$ 11.26	$ 10.91	$ 10.01	$ 10.02

Total Return **	(5.09)%		3.65%	3.81%	23.18%	0.24%	5.74%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,308		$ 3,657	$ 3,025	$ 378	$ 59	$ 108
Ratio of Expenses to Average Net Assets
Before Waivers	1.35%	***	1.35%	1.35%	1.37%	34.65%	19.61%
After Waivers	1.35%	***	1.35%	1.35%	0.27%	0.00%	0.00%
Ratio of Net Investment Income to Average Net Assets	1.26%	***	1.43%	1.07%	1.97%	0.30%	0.86%
Portfolio Turnover	0.00%		64.98%	24.04%	243.00%	0.00%	103.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
The accompanying notes are an integral part of these financial statements.

The Forester Value Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

1.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

SECURITY VALUATION

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the readily available closing bid price on such exchanges or such System.   Unlisted securities that are not included in such System are valued at the quoted bid price in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

The Forester Value Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

CAPITAL LOSS CARRYFORWARDS

As of March 31, 2007, the Fund has federal income tax capital loss carryforwards of approximately $285,000 of which $2,000 expires in 2013, $33,000 expires in 2014, and $250,000 expires in 2015. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short,

The Forester Value Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

 or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

2.) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the six months ended September 30, 2007, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the six months ended September 30, 2007, the Advisor received advisory fees of $23,407.  The Fund owes the Advisor $3,471 as of September 30, 2007.

The Forester Value Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 1/4 of 1% of the Fund's average net assets.   For the six months ended September 30, 2007, no such reimbursements were made.

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

3.) PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2007 purchases and sales of investment securities (excluding short-term securities) were $0 and $625,159.  At September 30, 2007 the gross unrealized appreciation for all securities totaled $440,953 and the gross unrealized depreciation for all securities totaled $97,772 for a net unrealized appreciation of $343,181.

For Federal income tax purposes, the cost of investments owned at September 30, 2007 was $2,960,180.

4.) PUT & CALL OPTIONS PURCHASED

As of September 30, 2007 the Fund had put options valued at $82,400.

Transactions in call and put options purchased during the six months ended September 30, 2007 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2007	80	$ 90,971
Options purchased	420	358,300
Options written	-	-
Options exercised	-	-
Options expired	(130)	(90,625)
Options terminated in closing purchase transaction	(240)	(207,451)
Options outstanding at September 30, 2007	130	$151,195

The Forester Value Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

5.) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the fiscal year ended March 31, 2007 was as follows:

March 31, 2007
Ordinary income	$23,629

No distributions were paid during the six months ended September 30, 2007.

6.) CAPITAL SHARE TRANSACTIONS

As of September 30, 2007 there were 500,000,000 shares of capital stock with a par value of $.001 authorized. The total paid in capital totaled $3,298,183.  Transactions in capital stock were as follows:

	Six Months Ended 9/30/2007	Year Ended 3/31/2007
Shares sold	7,250	213,003
Shares issued in reinvestment of distributions	0	2,028
Shares redeemed	(22,173)	(168,337)
Net increase (decrease) in shares	(14,923)	46,694

The Forester Value Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

	Six Months Ended 9/30/2007	Year Ended 3/31/2007
Proceeds from sales of shares	$82,670	$2,429,207
Shares issued in reinvestment of distributions	0	23,438
Cost of shares redeemed	(258,236)	(1,921,168)
Net increase in capital share transactions	$ (175,566)	$ 531,477

7.) NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on April 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the

 The Forester Value Fund

Notes to Financial Statements (Unaudited)

September 30, 2007

reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

8.) CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2007, the Forester family, in aggregate, owned over 29% of the Fund.

Forester Value Fund
Expense Illustration
September 30, 2007 (Unaudited)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 through September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2007	September 30, 2007	April 1, 2007 to September 30, 2007

Actual	$1,000.00	$949.14	$6.60
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.30	$6.83

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Forester Value Fund

Directors and Officers (Unaudited)

September 30, 2007

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Michael B. Kelley 612 Paddock Lane Libertyville, IL 60048 Age: 45	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for American Hotel Supply since January, 2004 Before, he was a Sales Executive at WW Grainger for more than 5 years
Stanley Simpson 612 Paddock Lane Libertyville, IL 60048 Age: 49	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 612 Paddock Lane Libertyville, IL 60048 Age: 48	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the

Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Thomas H. Forester[1] 612 Paddock Lane Libertyville, IL 60048 Age: 46	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

The Forester Value Fund

Additional Information (Unaudited)

September 30, 2007

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date December 7, 2007